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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Billserv, Inc. (the "Company") on Form 10-Q/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael R. Long, Chief Executive Officer, and Terri A. Hunter, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 25, 2003                     /s/ Michael R. Long
                                        ----------------------------------------
                                        Michael R. Long
                                        Chief Executive Officer


Date: June 25, 2003                     /s/ Terri A. Hunter
                                        ----------------------------------------
                                        Terri A. Hunter
                                        Chief Financial Officer


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